Exhibit 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 3Q2014 RESULTS
— — —

REPORTS COMPREHENSIVE LOSS PER SHARE OF $0.13,
INCOME BEFORE TAXES OF $40 MILLION ON $171 MILLION IN NET REVENUES AND EARNINGS PER SHARE ON NET INCOME OF $0.05;

BOARD APPOINTS NEW PRESIDENT;

DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, October 21, 2014 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted loss per share on a comprehensive basis of $0.13 for the quarter ended September 30, 2014, compared to diluted earnings per share on a comprehensive basis of $0.39 for the same period in 2013.

On a non-comprehensive basis, which excludes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.05 for the quarter ended September 30, 2014, compared to diluted earnings per share of $0.32 for the same period in 2013.

Net revenues were $171 million and income before income taxes was $40 million for this quarter, compared to net revenues of $326 million and income before income taxes of $196 million for the same period in 2013.

The Interactive Brokers Group, Inc. Board of Directors appointed Milan Galik as President of the Company.

The Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on December 12, 2014 to shareholders of record as of December 1, 2014.

Business Highlights

●	63% Electronic Brokerage pretax profit margin for this quarter, up from 56% in the year-ago quarter.
●	23% overall pretax profit margin for this quarter, down from 60% in the year-ago quarter. Year to date profit margin was 52%.
●	Customer equity grew 33% from the year-ago quarter to $54.9 billion and customer debits increased by 36%, to $17.3 billion.
●	Customer accounts grew 18% from the year-ago quarter to 272 thousand.
●	Total DARTs increased 13% from the year-ago quarter to 534 thousand.
●	Brokerage segment equity was $2.9 billion. Total equity was $5.2 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes increased 41%, to $152 million, in the quarter ended September 30, 2014 compared to the same period last year.  Pretax profit margin was 63% for this quarter, up from 56% in the same period last year.

Commissions and execution fees increased 10% from the year-ago quarter, reflecting higher customer trading volumes.  Net interest income grew 66% from the year-ago quarter, to $93 million in this quarter, driven by higher customer debit and credit balances.

Total DARTs(1) for cleared and execution-only customers increased 13% to 534 thousand from the year-ago quarter.  Cleared DARTs were 485 thousand in this quarter, 14% higher than the same period last year.

Customer accounts grew 18% to 272 thousand from the year-ago quarter.  Customer equity increased 33%, to $54.9 billion, from the year-ago quarter.  The size of an average customer account grew 13% to $202 thousand in equity per cleared customer account at the end of this quarter.  Customer margin borrowings were 36% higher than at the same time last year, ending the quarter at $17.3 billion.

In July 2014, Interactive Brokers began to publish daily financial information, including a summary of the money it segregates for its customers.  This information can be found on the Interactive Brokers website(2), www.interactivebrokers.com/finregdat.

Market Making
Market Making segment loss before income taxes was $112 million, for the quarter ended September 30, 2014 a reversal from the gain of $88 million for the same period in 2013.  Removing the effects of currency translation, the Market Making segment produced $21 million pretax income in this quarter, compared to $41 million for the same period last year and $31 million in the previous quarter.  The decrease in market making profits, excluding currency translation effects, can be attributed to the ongoing difficult competitive environment, lower average volatility (as measured by the CBOE VIX index), higher global M&A activity and a trading error that resulted in a loss of approximately $16 million during the quarter.  The ratio of actual to implied volatility was higher this quarter from the year ago quarter.

Currency translation loss was $133 million in this quarter, compared to a $46 million gain in the year-ago quarter.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of 16 major currencies in which we hold our equity.  In this quarter, our currency diversification program decreased our comprehensive earnings by $211 million, as the U.S. dollar value of the GLOBAL decreased by approximately 4.0%.  The effects of currency diversification are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income (“OCI”).  In this quarter 63% of the GLOBAL effect was captured in Market Making Trading Gains in the Net Income section of the Statement of Comprehensive Income, with the remainder reported as OCI in the separate Comprehensive Income section of the Statement of Comprehensive Income.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Under: About IB > IB Regulatory Reports > Financial Regulatory Information.

Board Appoints New President
The Board of Directors appointed Milan Galik as President of the Company. Mr. Galik, a 24-year veteran of the Company who most recently held the position of Senior Vice President, Software Development, has been instrumental in building the Company’s business. Thomas Peterffy, who will remain Chairman and Chief Executive Officer, said, “We are extremely pleased to take this meaningful step toward implementing an effective management structure into the future. I expect to remain strongly engaged as Chairman and CEO and I look forward to continuing to work closely with Milan and the rest of the management team.”

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, October 21, 2014, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Belevan, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2011	63,602		160,567		19,187		243,356		968
2012	60,421	-5%	150,000	-7%	16,118	-16%	226,540	-7%	904
2013	65,320	8%	173,849	16%	18,489	15%	257,658	14%	1,029

3Q2013	15,522		42,597		4,586		62,705		987
3Q2014	17,864	15%	49,636	17%	4,282	-7%	71,782	14%	1,130

2Q2014	14,897		48,622		4,290		67,809		1,076
3Q2014	17,864	20%	49,636	2%	4,282	0%	71,782	6%	1,130

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2011	789,370		106,640		77,730,974
2012	698,140	-12%	98,801	-7%	65,872,960	-15%
2013	659,673	-6%	121,776	23%	95,479,739	45%

3Q2013	153,153		29,666		22,989,713
3Q2014	151,768	-1%	29,352	-1%	36,040,255	57%

2Q2014	144,635		28,774		35,891,325
3Q2014	151,768	5%	29,352	2%	36,040,255	0%

MARKET MAKING

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2011	503,053		15,519		11,788,769
2012	457,384	-9%	12,660	-18%	9,339,465	-21%
2013	404,490	-12%	18,184	44%	12,849,729	38%

3Q2013	93,254		4,263		3,169,320
3Q2014	81,395	-13%	3,542	-17%	3,137,329	-1%

2Q2014	78,641		4,088		2,836,471
3Q2014	81,395	4%	3,542	-13%	3,137,329	11%

BROKERAGE TOTAL

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2011	286,317		91,121		65,942,205
2012	240,756	-16%	86,141	-5%	56,533,495	-14%
2013	255,183	6%	103,592	20%	82,630,010	46%

3Q2013	59,899		25,403		19,820,393
3Q2014	70,373	17%	25,810	2%	32,902,926	66%

2Q2014	65,994		24,686		33,054,854
3Q2014	70,373	7%	25,810	5%	32,902,926	0%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2011	145,993		89,610		63,098,072
2012	144,539	-1%	84,794	-5%	54,371,351	-14%
2013	180,660	25%	101,732	20%	78,829,785	45%

3Q2013	42,668		25,017		18,820,414
3Q2014	56,824	33%	25,559	2%	31,814,664	69%

2Q2014	50,732		24,262		32,041,810
3Q2014	56,824	12%	25,559	5%	31,814,664	-1%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year over Year	3Q2014	3Q2013	% Change
Total Accounts	272	231	18%
Customer Equity (in billions)*	$54.9	$41.4	33%

Cleared DARTs	485	426	14%
Total Customer DARTs	534	471	13%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.21	$4.32	-3%
DART per Avg. Account (Annualized)	455	469	-3%
Net Revenue per Avg. Account (Annualized)	$3,532	$3,291	7%

Consecutive Quarters	3Q2014	2Q2014	% Change
Total Accounts	272	262	4%
Customer Equity (in billions)*	$54.9	$53.9	2%

Cleared DARTs	485	484	0%
Total Customer DARTs	534	529	1%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.21	$4.00	5%
DART per Avg. Account (Annualized)	455	473	-4%
Net Revenue per Avg. Account (Annualized)	$3,532	$3,360	5%

* Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2014	2013	2014	2013
		(in millions)

Electronic Brokerage	Net revenues	$243.0	$194.7	$687.3	$602.5
	Non-interest expenses	90.6	86.3	269.2	259.8
	Income before income taxes	$152.4	$108.4	$418.1	$342.7

	Pre-tax profit margin	63%	56%	61%	57%

Market Making	Net revenues	$(70.4)	$130.9	$154.6	$221.9
	Non-interest expenses	41.4	43.4	131.8	155.8
	Income (loss) before income taxes	$(111.8)	$87.5	$22.8	$66.1

	Pre-tax profit margin	-159%	67%	15%	30%

Corporate*	Net revenues	$(1.6)	$0.7	$(6.7)	$1.9
	Non-interest expenses	(0.5)	0.2	2.4	(1.8)
	Income (loss) before income taxes	$(1.1)	$0.5	$(9.1)	$3.7

Total	Net revenues	$171.0	$326.3	$835.2	$826.3
	Non-interest expenses	131.5	129.9	403.4	413.8
	Income before income taxes	$39.5	$196.4	$431.8	$412.5

	Pre-tax profit margin	23%	60%	52%	50%

*Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

	(in millions except share and per share data)
Revenues:
Trading gains	$(75.7)	$123.3	$135.8	$201.4
Commissions and execution fees	132.6	120.4	393.6	378.0
Interest income	122.4	74.0	303.3	220.6
Other income	15.9	20.8	52.9	65.0
Total revenues	195.2	338.5	885.6	865.0

Interest expense	24.2	12.2	50.4	38.7

Total net revenues	171.0	326.3	835.2	826.3

Non-interest expenses:
Execution and clearing	52.2	56.0	158.0	180.3
Employee compensation and benefits	49.4	44.3	156.5	148.6
Occupancy, depreciation and amortization	9.4	9.3	28.9	28.6
Communications	6.0	6.2	18.2	17.4
General and administrative	14.5	14.1	41.8	38.9
Total non-interest expenses	131.5	129.9	403.4	413.8

Income before income taxes	39.5	196.4	431.8	412.5
Income tax expense	7.8	10.4	38.2	31.2
Net income	31.7	186.0	393.6	381.3
Less net income attributable to noncontrolling interests	28.5	169.5	356.2	347.9
Net income available for common stockholders	$3.2	$16.5	$37.4	$33.4

Earnings per share:
Basic	$0.06	$0.33	$0.67	$0.68
Diluted	$0.05	$0.32	$0.65	$0.67

Weighted average common shares outstanding:
Basic	57,099,052	49,966,050	55,956,615	48,807,321
Diluted	58,220,070	50,988,214	57,196,113	49,981,664

Comprehensive income:
Net income available for common stockholders	$3.2	$16.5	$37.4	$33.4
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(11.1)	3.7	(9.0)	(4.0)
Income taxes related to items of other comprehensive income	(0.3)	0.1	(0.1)	(0.3)
Other comprehensive income (loss), net of tax	(10.8)	3.6	(8.9)	(3.7)
Comprehensive income (loss) available for common stockholders	$(7.6)	$20.1	$28.5	$29.7

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$28.5	$169.5	$356.2	$347.9
Other comprehensive income (loss) - cumulative translation adjustment	(67.2)	26.0	(54.5)	(29.6)
Comprehensive income (loss) attributable to noncontrolling interests	$(38.7)	$195.5	$301.7	$318.3

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
	(in millions, except for shares or per share amounts)

Comprehensive income (loss) available for common stockholders, net of tax	$(7.6)	$20.1	$28.5	$29.7

Comprehensive income (loss) per share:
Basic	$(0.13)	$0.40	$0.51	$0.61
Diluted	$(0.13)	$0.39	$0.50	$0.59

Weighted average common shares outstanding:
Basic	57,099,052	49,966,050	55,956,615	48,807,321
Diluted	58,220,070	50,988,214	57,196,113	49,981,664

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30, 2014	December 31, 2013
	(in millions)
Assets
Cash and cash equivalents	$1,010.8	$1,213.2
Cash and securities - segregated for regulatory purposes	15,291.3	13,991.7
Securities purchased under agreements to resell	273.5	386.3
Securities borrowed	2,955.1	2,751.5
Trading assets, at fair value	3,396.2	4,448.8
Receivable from customers, net of allowance	17,261.4	13,596.7
Receivable from brokers, dealers and clearing organizations	885.3	858.2
Other assets	534.6	624.3
Total assets	$41,608.2	$37,870.7

Liabilities and stockholders' equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$2,649.7	$3,153.7
Securities loaned	3,116.4	2,563.7
Short-term borrowings	59.4	24.6
Other payables:
Customers	29,966.1	26,319.4
Brokers, dealers and clearing organizations	238.7	331.0
Other payables	385.3	386.2
	30,590.1	27,036.6

Equity
Stockholders' equity	750.8	707.3
Noncontrolling interests	4,441.8	4,384.8
Total Equity	5,192.6	5,092.1

Total liabilities and equity	$41,608.2	$37,870.7